Vanguard Wellesley® Income Fund

Summary Prospectus

January 27, 2010

Investor Shares & Admiral™ Shares

Vanguard Wellesley Income Fund Investor Shares (VWINX)
Vanguard Wellesley Income Fund Admiral Shares (VWIAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
January 27, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term growth of income and a high and sustainable level of current income, along with moderate long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.28%	0.18%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.31%	0.21%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$32	$100	$174	$393
Admiral Shares	$22	$68	$118	$268

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests approximately 60% to 65% of its assets in investment-grade fixed income securities that the advisor believes will generate a reasonable level of current income, including corporate, U.S. Treasury, and government agency bonds, as well as mortgage-backed securities. The remaining 35% to 40% of Fund assets are invested in common stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund’s overall level of risk should be low to moderate.

• With approximately 60% to 65% of its assets allocated to bonds, the Fund is proportionately subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• With approximately 35% to 40% of its assets allocated to stocks, the Fund is proportionately subject to stock risks: stock market risk, which is the chance that stock prices overall will decline, and investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and a composite bond/stock index. The Wellesley Composite Index is weighted 65% in bonds and 35% in stocks. For bonds: Lehman Brothers U.S. Long Credit AA or Better Bond Index through March 31, 2000, and the Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: S&P 500/Barra Value Index (26%), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunications Services Index. As of July 1, 2006, the S&P 500/ Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 10.15% (quarter ended September 30, 2009), and the lowest return for a quarter was –6.69% (quarter ended March 31, 2009).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Wellesley Income Fund Investor Shares[1]
Return Before Taxes	16.02%	4.93%	6.95%
Return After Taxes on Distributions	14.50	3.36	5.15
Return After Taxes on Distributions and Sale of Fund Shares	10.66	3.52	5.07
Vanguard Wellesley Income Fund Admiral Shares
Return Before Taxes	16.14%	5.03%	—%
Comparative Indexes
(reflect no deductions for fees, expenses, or taxes)
Barclays Capital U.S. Credit A or Better Bond Index	11.01%	4.40%	6.43%
Wellesley Composite Index	14.05	3.79	5.11

1 From the inception date of the Fund’s Admiral Shares on May 14, 2001, through December 31, 2009, the average annual total returns were 5.92% for the Admiral Shares; 5.79% for the Barclays Capital U.S. Credit A or Better Bond Index; and 4.40% for the Wellesley Composite Index.

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
Wellington Management Company, LLP

Portfolio Managers

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed the fixed income portion of the Fund since 2008.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed the equity portion of the Fund since 2007.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1100, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$100,000
To add to an existing account	$100 by check, exchange, wire, $100 by check, exchange, wire,
	or electronic bank transfer	or electronic bank transfer
	(other than Automatic	(other than Automatic
	Investment Plan, which	Investment Plan, which
has no established minimum). has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Wellesley Income Fund Investor Shares—Fund Number 27 Vanguard Wellesley Income Fund Admiral Shares—Fund Number 527

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©2010 The Vanguard Group, Inc. All rights reserved Vanguard Marketing Corporation, Distributor

SP27 012010